UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2006

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	000-26749	11-2581812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Harbor Park Drive, Port Washington, New York 11050
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code

(516) 626-0007

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On May 8, 2006, National Medical Health Card Systems, Inc. (“NMHC”) issued a press release announcing its results of operations for its third fiscal quarter ended March 31, 2006. A copy of NMHC’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 2.02, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01     Financial Statements and Exhibits.

(c)           The following exhibits is furnished with this report:

Exhibit No.	Exhibit Description
99.1	Press Release of National Medical Health Card Systems, Inc. dated May 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Medical Health Card Systems, Inc.

By:	/s/ Stuart Diamond
Name:	Stuart Diamond
Title:	Chief Financial Officer

Dated: May 8, 2006

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1	Press Release of National Medical Health Card Systems, Inc. dated May 8, 2006.